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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                          -----------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 27, 2003

                          -----------------------------

                              CLICK COMMERCE, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                    0001107050            36-4088644
   (State or other jurisdiction of     (Commission File        (IRS Employer
   incorporation or organization)           Number)         Identification No.)

                       200 EAST RANDOLPH DRIVE, SUITE 4900
                             CHICAGO, ILLINOIS 60601
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 482-9006

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 28, 2003, Click Commerce, Inc. (the "Company") issued a press release announcing that it had completed its acquisition of Allegis Corporation ("Allegis"), a privately-held California corporation based in San Francisco, California, on March 27, 2003. A copy of the press release is attached hereto as
Exhibit 99.2 and incorporated by reference herein.

         Under the terms and conditions of the Agreement and Plan of Merger, dated as of March 21, 2003, among the Company, Allegis Acquisition, Inc., Allegis Acquisition of California, Inc. and Allegis (the "Merger Agreement"), Allegis Acquisition of California, Inc., a newly-formed indirect, wholly-owned subsidiary of the Company, merged with and into Allegis. Allegis survived the merger as an indirect, wholly-owned subsidiary of the Company and holders of Series A, B, C, D and E Preferred Stock of Allegis received cash consideration in an aggregate amount of approximately $10,200. The Company funded the acquisition using available cash on hand.

         The summary of the transaction described above is qualified by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit
2.1 and incorporated by referenced herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of Business Acquired.

                As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than June 6, 2003.

         (b)    Pro Forma Financial Information.

                As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than June 6, 2003.

         (c)    Exhibits.

                2.1 Agreement and Plan of Merger, dated as of March 21, 2003, by and among Click Commerce, Inc., Allegis
                      Acquisition, Inc., Allegis Acquisition of California, Inc. and Allegis Corporation.*

                      * All schedules to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

                99.1 Press Release, dated March 24, 2003, regarding the agreement in principle to acquire Allegis.

                99.2 Press Release, dated March 28, 2003, regarding the completion of the acquisition.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CLICK COMMERCE, INC.

                                By:  /s/ Michael W. Nelson
                                    --------------------------------------------
                                    Michael W. Nelson
                                    Vice President, Chief Financial Officer and
                                    Treasurer
Date:  March 28, 2003